UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 9, 2005

CHINA DIGITAL COMMUNICATION GROUP
(Exact Name Of Registrant Specified In Charter)

NEVADA	000-49715	91-2132336
(State Of Incorporation)	(COMMISSION FILE NUMBER)	(IRS Employer Identification No.)

A-3. Xinglian Industrial Zone.
He Hua Ling Pingxin Road. Xin Nan. Ping Hua
Town. Longgang. Shenzhen China 51811
(Address Of Principal Executive Offices) (Zip Code)

86-755-2698-3767
(Registrant’s Telephone Number, Including Area Code)

_________________________________________________________________
(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

O	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

O	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

O	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

O	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On June 9, 2005, the Registrant issued a press release reporting sales and profit guidance for the second quarter of fiscal 2005. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibits

99.1	Press Release, dated June 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL COMMUNICATION GROUP

Date: June 9, 2005	By:	/s/ Yi Bo Sun
Name: Yi Bo Sun
Title: Chief Executive Officer